Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Renaissance Large Cap Growth Fund

Supplement dated January 5, 2023 to the Prospectus

dated May 1, 2022

The following information supplements and supersedes any information to the contrary relating to AMG Renaissance Large Cap Growth Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

Effective immediately, Eric M. Aber no longer serves on the Investment Team at The Renaissance Group LLC that supports the Fund’s portfolio managers (the “Investment Team”). The Investment Team consists of Brad N. Zoltak and Curt J. Ludwick. Accordingly, all references to and information relating to Mr. Aber in the Prospectus are deleted and all references to the Investment Team shall refer to Messrs. Zoltak and Ludwick.

Effective immediately, the Prospectus is revised as follows:

The fifth paragraph of the section titled “Additional Information About the Fund – Fund Management” beginning on page 10 is deleted and replaced with the following:

Michael E. Schroer and Andy Eng are the portfolio managers jointly and primarily responsible for day-to-day management of the Fund’s portfolio. Messrs. Schroer and Eng are supported by two analysts: Brad N. Zoltak and Curt J. Ludwick. Mr. Zoltak and Mr. Ludwick are generalists and, along with Messrs. Schroer and Eng, are primarily responsible for conducting company-specific research for current and future portfolio holdings.

The sub-heading titled “Eric M. Aber, CFA, Research Analyst and Partner” within the section titled “Additional Information About the Fund – Fund Management – Investment Team” on page 11, as well as the paragraph that immediately follows such sub-heading, are deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE